UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

May ●, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on July 2, 2019, at 10:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 2, 2019

NOTICE HEREBY IS GIVEN that the 2019 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on July 2, 2019, at 10:00 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2020 Annual Meeting of Stockholders;

2.	To ratify the appointment of MJF and Associates, APC as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To approve an amendment to our Articles of Incorporation to (i) increase the total number of our authorized shares of common stock, par value $0.001 per share, from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share; and

4.	To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on May 7, 2019 are entitled to receive notice of and to vote at the 2019 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China
May ●, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on July 2, 2019:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2019 Annual Meeting OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2019 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 2, 2019

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation, by the Board of Directors of China Recycling Energy Corporation (the “Board”), of proxies to be voted at our 2019 Annual Meeting of Stockholders to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, on July 2, 2019, at 10:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiaries, Shanghai Yinghua Financial Leasing Co., Ltd. (“Yinghua”) and Sifang Holdings Co., Ltd. (“Sifang”), and Sifang’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH, Shanghai TCH’s wholly-owned subsidiaries, Xi’an TCH Energy Technology Company, Ltd. (“Xi’an TCH”), Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”) and Zhongxun Energy Investment (Beijing) Co., Ltd (“Zhongxun”) and Xi’an TCH’s 90% and Shanghai TCH’s 10% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd.. “China” and the “PRC” refer to the People’s Republic of China, excluding, for the purposes of this Proxy Statement, Hong Kong, Macau and Taiwan.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about May ●, 2019.

This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available online at http://www.sec.gov/edgar.shtml. Directions to our 2019 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

ABOUT THE 2019 Annual Meeting

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) or any postponement or adjournment of that meeting. The 2019 Annual Meeting will held on July 2, 2019, at 10:00 a.m. local time at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

Matters to be Considered and Voted Upon

At the 2019 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors, (ii) to ratify the selection of our independent registered public accounting firm, and (iii) approve an amendment to our Articles of Incorporation to (i) increase the total number of our authorized shares of common stock, par value $0.001 per share, from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share. The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board has established May 7, 2019, as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the record date are entitled to notice of, and to vote at, the 2019 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2019 Annual Meeting. At the close of business on April 24, 2019, we had 16,106,498  shares of common stock outstanding. We expect approximately the same number of shares to be outstanding as of the record date.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2019 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2019 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2019 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors.  Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm.  The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the 2019 Annual Meeting, provided a quorum is present, is required to ratify the selection of MJF and Associates, APC as our independent registered public accounting firm. Abstentions will have the effect of a vote “against” the ratification of the appointment of MJF and Associates, APC as our independent registered public accounting firm. Broker non-votes may be voted for or against this proposal by a broker.

Amendment to our Articles of Incorporation. The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the 2019 Annual Meeting, provided a quorum is present, is required to approve the proposed amendment to our Articles of Incorporation. Abstentions and broker non-votes will have the effect of a vote “against” the amendment to our Articles of Incorporation.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the 2019 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2019 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2019 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Ms. Adeline Gu, Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. China Time on July 1, 2019.

In Person - stockholders may vote in person at the 2019 Annual Meeting. To vote in person, come to the 2019 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2019 Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2019 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of MJF and Associates, APC as our independent registered public accounting firm, and FOR the proposed amendment to our Articles of Incorporation. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2019 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2019 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2019 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2019 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Ms. Adeline Gu, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

3. You may attend the annual meeting and vote in person. However, simply attending the annual meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2019 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Ms. Adeline Gu, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2019 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2019 Annual Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the 2019 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2019 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2019 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2020 Annual Meeting

Stockholder proposals will be considered for inclusion in the proxy statement for the 2020 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before December 30, 2019.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

 A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2020 Annual Meeting should be addressed to Ms. Adeline Gu, our Chief Financial Officer, at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

A copy of the full text of the provisions of our Bylaws, as amended, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Voting Results of 2019 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the annual meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Our Board has fixed the number of directors to be elected at the 2019 Annual Meeting at five (5). Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

Our Board currently consists of five (5) members. Our current directors will stand for re-election at the 2019 Annual Meeting. All of the nominees were previously elected by our stockholders at the 2018 Annual Meeting.

If elected as a director at the 2019 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2020 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and director nominees as of April 24, 2019:

Name	Age	Position
Guohua Ku	57	Chief Executive Officer, Director and Chairman of the Board
Binfeng (Adeline) Gu	41	Chief Financial Officer and Secretary
Xiaoping Guo(1)	66	Director (Independent)
Geyun Wang	50	Director, Vice President
Xiaogang Zhu(1)(2)	64	Director (Independent)
LuLu Sun(1)	40	Director (Independent)

(1)	Member or nominee, as applicable, of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

(2)	Mr. Xiaogang Zhu is a former employee of the Company. Our Board has determined that, as of the date of the 2019 Annual Meeting, Mr. Zhu will be “independent” under the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and as defined by NASDAQ Rule 5605(a)(2).

Mr. Guohua Ku was appointed as a director and our Chief Executive Officer as of December 10, 2008. He was elected Chairman of the Board as of April 1, 2009. Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007. From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer. Mr. Ku’s experience as our Chief Executive Officer, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Ms. Adeline Gu was appointed as the Company’s Chief Financial Officer and Secretary on September 28, 2016. Ms. Gu has been serving as the director of the office of Board of Directors of the Company from August, 2012 to September 27, 2016. She was the Investor Relations Director Assistant of China Natural Gas, Inc. from December 2007 to August 13, 2012. From March 2007 to December 2007, Ms. Gu was the Manager of Investment Department of Xi’an Huiyi Venture Capital Co., Ltd. Ms. Gu studied at Northwest University of China from September, 1995 to June, 1999 and received her bachelor degree, majoring in English. Ms. Gu has held a Chinese Accounting Certificate since 2000.

Mr. Xiaoping Guo was first appointed as a director on June 1, 2017 by the board to fill a pending vacancy. Mr. Guo has served as the assistant to the president of Datang New Energy Co., Ltd., since 2010. Mr. Guo received his bachelor degree from the Xi’an Jiaotong University in 1977, and his master’s degree in systems engineering from the same school in 2000. Mr. Guo’s extensive project engineering and development experience, as well as his management experience, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Mr. Geyun Wang was initially elected as a director at the 2014 Annual Meeting, and he also serves as a Vice President of the Company. Mr. Wang is responsible for the procurement of engineering equipment and tendering for project construction, as well as supervision of installation and commissioning for EPC projects. Mr. Wang was the Deputy General Manager of our subsidiary Xi'an TCH Energy Technology Co., Ltd. between 2007 and 2015 and he was appointed as a Vice President of the Company in 2015. Prior to this position, from 2001 to 2007, Mr. Wang served as the Vice President of Sales of Shaanxi Baoji Hongguang Iron & Steel Co., Ltd., where he was responsible for sales of steel products. Mr. Wang received his bachelor degree from Northwestern Polytechnical University in 1988. Mr. Wang’s extensive project construction and management experience, as well as his extensive industry and market expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Mr. Xiaogang Zhu was first appointed as a director on June 1, 2017 by the board to fill a pending vacancy. Mr. Zhu has served as a financial consultant to Shaanxi Coal Chemical Engineering New Energy Co., Ltd., since May 2014. From December 2007 until May 10, 2014, Mr. Zhu served as the Company’s accounting manager and vice president of accounting. Prior to that, Mr. Zhu was the Chief Financial Officer of China Natural Gas, Inc., from 2005 to 2007, and as the vice president of Xi’an Dapeng Biological Technology Co., Ltd. from 2000 to 2005. Mr. Zhu received his bachelor degree in accounting from Shaanxi University of Finance and Economics in 1992. Mr. Zhu’s significant financial expertise qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Ms. LuLu Sun was first appointed as a director on August 5, 2015 by the board to fill a pending vacancy. Ms. Sun serves as Marketing Director for Net Engine Power Tech. Ltd. Co. in China from June 2013 to present and she was the New Media Business Development Director for Rayli Magazine in China from June 2009 to May 2013. From July 2002 to May 2009, Ms. Sun was the Business Development Project Manager for Sina Mobile in China. Ms. Sun's extensive experience in marketing and business development in China qualifies her to serve on our Board and led the Board to conclude that she should be nominated as a director.

 All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Director Independence

Xiaoping Guo, LuLu Sun and Xiaogang Zhu are our only non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ. All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as defined in NASDAQ Rule 5605(a)(2). As required under applicable NASDAQ listing standards, in the 2017 fiscal year, our independent directors met twice in regularly scheduled executive sessions at which only our independent directors were present.

Mr. Xiaogang Zhu, a nominee for director, is a former employee of the Company. Our Board has determined that, as of the date of the 2019 Annual Meeting, Mr. Zhu will be “independent” under the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and as defined by NASDAQ Rule 5605(a)(2).

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2018, the Board held 2 meetings and acted through unanimous consent on 8 different occasions. In addition, the Audit Committee held 4 meetings; the Corporate Governance and Nominating Committee held 1 meeting; and the Compensation Committee held 1 meeting. During the year ended December 31, 2018, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. Some of our then-sitting Board members attended the 2018 Annual Meeting.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Xiaoping Guo, Xiaogang Zhu and LuLu Sun. Ms. LuLu Sun is the chairman of our Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices. The Corporate Governance and Nominating Committee reviewed the performance of all of the current members of the Board and determined and recommended to the Board that all of the current directors should be nominated for re-election. No other candidates were recommended or evaluated. The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

 Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. From a general perspective, candidates are reviewed in the context of the existing Board members, our operating requirements and the long-term interests of our stockholders. In selecting candidates for appointment or re-election to the Board, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Xiaoping Guo, Xiaogang Zhu and LuLu Sun, each of whom is independent under NASDAQ listing standards. Xiaogang Zhu serves as chairman of our Audit Committee.

The Board determined that Mr. Zhu qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2) and Item 407 of Regulation S-K. In reaching this determination, the Board made a qualitative assessment of Mr. Zhu’s level of knowledge and experience based on a number of objective and subjective factors, including formal education, financial and accounting acumen, and business experience. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by MJF and Associates, APC to the Company are permissible under applicable laws and regulations. During fiscal year 2018, all services requiring pre-approval and performed by the Company's accounting firm, MJF and Associates, APC, were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee

The Compensation Committee currently consists of Xiaoping Guo, Xiaogang Zhu and LuLu Sun. Mr. Guo is the chairman of our Compensation Committee. The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2018, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of NASDAQ and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. With the exception of Mr. Xiaogang Zhu, no current member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Ms. Adeline Gu, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 24, 2019 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our directors and named executive officers;
●	each of our officers and directors that served in such capacity during 2018, but no longer served in that capacity at the end of the fiscal year; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock
	Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
Guohua Ku	2,644,764		16.42%
Great Essential	1,600,000		9.93%
Bohan Zhang	47,270		*
Adeline Gu	5,000	(1)	*
Geyun Wang	—		*
Xiaoping Guo	—		*
Xiaogang Zhu	—		—
LuLu Sun	—		—
All executive officers and directors as a group (7 persons)	2,692,034		16.71%

*	Less than one percent (1%) of outstanding shares.

(1)	Represents 5,000 shares of common stock subject to currently exercisable stock options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2018 and 2017, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2018 and our other most highly compensated executive officer. The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2018	33,078
Chief Executive Officer and	2017	33,078	--	--	Nil	--	--	--	33,078
Chairman of the Board

Adeline Gu (2)	2018	22,052
Chief Financial	2017	18,376	--	--	7,647	--	--	--	26,023
Officer and Secretary

Geyun Wang (3)	2018	27,565
Vice President	2017	27,565	--	--	Nil	--	--	--	27,565

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.

(2)	Adeline Gu was appointed as Chief Financial Officer and Secretary of the Company on September 28, 2016.

(3)	Geyun Wang was appointed as Vice President of the Company on April 10, 2014.

(4)	Reflects the aggregate grant date fair value of the applicable stock option, calculated in accordance with Accounting Standards Codification Topic 718.

Narrative to Summary Compensation Table

In fiscal year 2018, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008. The agreement had a two-year term, starting December 10, 2008, that included a one-month probationary period. In accordance with the terms and conditions of Mr. Ku’s employment agreement, on December 10, 2010, 2014, December 10, 2016, and, more recently, on December 10, 2018, the Company and Mr. Ku agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of RMB 216,000 ($33,078) annually for his service as CEO. The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring. Mr. Ku has the right to resign at any time upon a 30 day written notice to the Company.

In connection with her appointment as Chief Financial Officer and Secretary, the Company entered into an employment agreement with Ms. Gu on September 28, 2016. Pursuant to the terms of the employment agreement, Ms. Gu will receive compensation in the amount of RMB 10,000 (approximately $1,538) per month plus stock options for no less than 5,000 shares of common stock of the Company each year to be issued under the China Recycling Energy Corporation Omnibus Equity Plan (the “Plan”) with the specific terms of the options to be determined by the Compensation Committee of the Board in the future. The term of the employment agreement is for two years, starting on September 28, 2016. The Compensation Committee approved the grant of an option to Ms. Gu to purchase 5,000 shares of the Company’s common stock on April 27, 2017. On September 28, 2018, the Company and Ms. Gu agreed to renew Ms. Gu’s employment agreement for an additional two-year term. Ms. Gu receives a salary of RMB 144,000 ($22,052) annually for her service as CFO.

In June of 2015, the stockholders of the Company approved the China Recycling Energy Corporation Omnibus Equity Plan (the “2015 Equity Plan”) at its annual meeting. The total aggregate shares of common stock authorized for issuance during the term of the 2015 Equity Plan is 1,246,261 shares, as adjusted following the Company’s 1-for-10 reverse stock split of the Company’s authorized shares of Common Stock, effective in May 2016. The 2015 Equity Plan will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company. Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

2015 Plan

In June of 2015, the stockholders of the Company approved the China Recycling Energy Corporation Omnibus Equity Plan (the “2015 Equity Plan”) at its annual meeting. The total aggregate shares of common stock authorized for issuance during the term of the 2015 Equity Plan is 1,246,261 shares, as adjusted following the Company’s 1-for-10 reverse stock split of the Company’s authorized shares of Common Stock, effective in May 2016. The 2015 Equity Plan will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan's effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. A total of 5,000 shares underlying options were granted to an executive officer under the 2015 Equity Plan as of December 31, 2018.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2018 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

LuLu Sun (2)	$12,000						$12,000

Xiaoping Guo (3)	$12,000						$12,000

Xiaogang Zhu (3)	$12,000						$12,000

(1)	In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Each non-employee director receives a monthly Board fee of $1,000. Non–employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. There were no stock option exercises by non-employee directors in fiscal year 2018. There were no option awards outstanding as of December 31, 2018, for any of the non-employee directors.

(2)	Ms. LuLun Sun was appointed to the Board on August 5, 2015.

(3)	Messrs. Guo and Zhu were appointed as directors effective June 1, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of our common stock that may be issued under the 2015 Plan, as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	9,000	$--	1,241,261
Equity compensation plans not approved by security holders	--	--	--
Total	9,000	$--	1,241,261

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Audit Committee must review related party transactions and Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

As of December 31, 2018, the Company had $41,168 in advances from the Company’s management, which bear no interest, are unsecured, and are payable upon demand.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” For fiscal year 2018, the Audit Committee was comprised of Xiaogang Zhu (Chairman), Xiaoping Guo, and Lulu Sun, each of whom is independent under applicable SEC and NASDAQ listing standards.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2018, the Audit Committee held 4 meetings. Representatives of MJF and Associates, APC, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and MJF and Associates, APC, our independent registered public accounting firm, our audited financial statements for the year ended December 31, 2018 and discussed MJF and Associates, APC’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from MJF and Associates, APC required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with MJF and Associates, APC its independence. The members of Audit Committee considered whether the services provided by MJF and Associates, APC, for the year ended December 31, 2018, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Audit Committee:

Xiaogang Zhu (Chairman)

Xiaoping Guo

LuLu Sun

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of MJF and Associates, APC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2019 Annual Meeting. MJF and Associates, APC has served as our independent registered public accounting firm since February 15, 2015 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of MJF and Associates, APC, the Audit Committee will reconsider the appointment.

Representatives of MJF and Associates, APC will participate in the 2019 Annual Meeting by phone and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF MJF AND ASSOCIATES, APC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2019.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by MJF and Associates, APC for the fiscal years ended December 31, 2018 and 2017 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2018	Fiscal Year 2017
Audit Fees	$190,945	$171,113.23
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$190,945	$171,113.23

Audit Fees for the fiscal years ended December 31, 2018 and 2017 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions.

Tax Fees are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees are fees billed by the independent accountant for products and services not included in the foregoing categories.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of MJF and Associates, APC.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

PROPOSAL No. 3 – Approval of the amendment to our Articles of Incorporation

On April 22, 2019, the Board unanimously adopted a resolution setting forth a proposed amendment to Article Fourth of the Company’s Articles of Incorporation, which would, subject to stockholder approval, (i) increase the total number of our authorized shares of our Common Stock from 20,000,000 shares to 100,000,000 shares and (ii) authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share (the “Amendment”). The resolution also provided that the proposed Amendment be presented to the stockholders for approval at the 2019 Annual Meeting with the recommendation of the Board that the stockholders approve the proposed amendment in accordance with Chapter 78 of the Nevada Revised Statutes. A copy of the proposed amendment to the Articles of Incorporation is attached hereto as Annex A.

If the proposal to amend our Articles of Incorporation to increase the total number of our authorized shares of our Common Stock from 20,000,000 shares to 100,000,000 shares and to authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share, is approved by our stockholders at the 2019 Annual Meeting, a Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State of the State of Nevada as soon as practicable after the 2019 Annual Meeting.

Currently, the holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders and do not have cumulative voting rights. The holders of outstanding shares of Common Stock are entitled to receive ratably any dividends declared by our Board out of assets legally available. Upon our liquidation, dissolution or winding up, holders of our Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding shares of preferred stock. Holders of Common Stock have no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock.

Potential uses of the additional authorized shares of Common Stock may include public or private offerings, conversions of convertible securities, issuance of stock or stock options to employees, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give us greater flexibility and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholder approval. The Company may issue shares of its Common Stock in connection with financing transactions and other corporate purposes which the Board of Directors believes will be in the best interest of the Company’s stockholder. The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights, and could have the effect of diluting earnings per share and book value per share, of existing stockholders.

The term “blank check” preferred stock refers to stock that gives the board of directors of a corporation the flexibility to create from time to time one or more series of preferred stock, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Other than the reservation of shares in accordance with the terms of that Exchange Agreement, dated April 14, 2019, by and between the Company and Iliad Research and Trading, L.P. (the “Exchange Agreement”), and in connection with certain placement agent warrants described in our Current Reports on Form 8-K filed on April 15, 2019, at present the Board has no specific plans to issue the additional shares of Common Stock that would be available if this proposal is approved. The Board desires to have the shares available so the Company can meet its contractual obligations to maintain certain share reserves under the Exchange Agreement, to be able to issue shares upon the exercise of the placement agent warrants, which are not exercisable until the later of October 16, 2019 or on the date on which the Company amends its articles of incorporation as indicated herein, and to provide additional flexibility to use capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses; and other purposes.

The Board recommends that the stockholders vote “FOR” THE APPROVAL of THE AMENDMENT TO OUR ARTICLES OF INCORPORATION to increase the total number of our authorized shares of our Common Stock from 20,000,000 shares to 100,000,000 shares and to authorize the issuance of up to 60,000,000 shares of blank check preferred stock, par value $0.001 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2018, except for the following: Mr. Bohan Zhang did not file a Form 4 reporting the sale of 2,900 shares on August 20, 2018 and Mr. Genyun Wang did not file a Form 4 reporting the sale of 30,000 shares in August, 2018.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement and form of proxy for our 2020 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Advance notice of a stockholder’s proposal must be delivered to our Chief Financial Officer, Ms. Adeline Gu, at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, on or before December 30, 2019. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Ms. Adeline Gu, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2019 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2019 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2019 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

Annex A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:

China Recycling Energy Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH: The corporation shall be authorized to issue the following shares:

Class                Number of Shares                Par Value

Common                100,000,000                       $.001

Preferred                  60,000,000                        $.001

Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors. The Board of Directors of the Corporation may establish one or more series of Preferred Stock, fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock and may increase or decrease the number of shares of and may increase or decrease the number of shares of any series of Preferred Stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.		Nevada Secretary of State Amend Profit-After
	Reset	Revised: 1-5-15

CHINA RECYCLING ENERGY CORPORATION
4/F TOWER
RONG CHENG YUN GU
BUILDING KEJI 3RD ROAD
XI'AN 710075 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 pm China Time on 07/01/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 pm China Time on 07/01/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

Nominees

01 Guohua Ku 02 Xiaoping Guo 03 Geyun Wang 04 Xiaogang Zhu 05 LuLu Sun

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

R1.0.1.18
0000422404_1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is/are available at www.proxyvote.com

CHINA RECYCLING ENERGY CORPORATION
Annual Meeting of Shareholders
July 2, 2019 10:00 AM China Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Guohua Ku and Adeline Gu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CHINA RECYCLING ENERGY CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 AM, China Time on July 2, 2019, at the Annual Meeting of the Shareholders, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000422404_2 R1.0.1.18